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                                                                   EXHIBIT 10.15

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                          SECURITIES PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             AMERICA'S DOCTOR, INC.

                                       AND

                 THE PURCHASERS IDENTIFIED ON SCHEDULE A HERETO

                             DATED: FEBRUARY 1, 1999

================================================================================

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                          SECURITIES PURCHASE AGREEMENT

                                TABLE OF CONTENTS

SECTION 1.  Certain Definitions........................................1
  1.1. Defined Terms...................................................1

SECTION 2.  Authorization And Sale.....................................4
  2.1. Authorization of Preferred Stock and Warrants...................4
  2.2. Sale and Purchase...............................................4
  2.3. The Closing.....................................................4

SECTION 3.  Representations And Warranties Of The Corporation..........5
  3.1. Organization and Corporate Power................................5
  3.2. Authorization...................................................5
  3.3. Equity Investments..............................................6
  3.4. Capitalization..................................................6
  3.5. Shareholder Lists and Agreements................................7
  3.6. Financial Information...........................................7
  3.7. Absence of Undisclosed Liabilities..............................7
  3.8. Absence of Certain Changes......................................8
  3.9. Tax Matters.....................................................9
  3.10.  Title; Encumbrances; Burdensome Restrictions.................10
  3.11.  Intellectual Property Rights.................................10
  3.12.  Litigation...................................................11
  3.13.  No Defaults..................................................12
  3.14.  Labor Agreements and Actions.................................12
  3.15.  Compliance...................................................12
  3.16.  Insurance....................................................12
  3.17.  Conflicts....................................................13
  3.18.  Accounts; Related Transactions...............................13
  3.19.  Securities Law Compliance....................................14
  3.20.  No Consent or Approval Required..............................14
  3.21.  Agreements...................................................14
  3.22.  Brokers......................................................16
  3.23.  Employee Benefit Plans; Employees............................16
  3.24.  Investment Company Act.......................................17
  3.25.  Small Business Concern.......................................17
  3.26.  Real Property Holding Corporation............................17
  3.27.  Disclosure...................................................17

SECTION 4.  Representations, Warranties And Covenants Of The
            Purchasers................................................17

SECTION 5.  Conditions To And Deliveries At Closing...................19
  5.1. Preferred Stock................................................19
  5.2. Accuracy of Representations and Warranties.....................19
  5.3. Performance....................................................19
  5.4. Corporate Proceedings; Consents, Etc...........................19
  5.5. Certificate of Secretary.......................................20
  5.6. Shareholders' Agreement and Registration Rights Agreement......20
  5.7. Adverse Proceedings; No Material Adverse Effect................20
  5.8. Small Business Administration Documentation....................20
  5.9. Employment Agreements..........................................21
  5.10.  Absence of Liens.............................................21
  5.11.  Opinion of Counsel...........................................21

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  5.12.  Effectiveness................................................21
  5.13.  Approvals....................................................21
  5.14.  Other Matters................................................21

SECTION 6.  Survival Of Representations, Warranties And Agreements,
            Etc. .....................................................22

SECTION 7.  Additional Remedies.......................................22

SECTION 8.  Expenses..................................................22

SECTION 9.  Additional Provisions.....................................23
  9.1. Successors and Assigns.........................................23
  9.2. Entire Agreement...............................................23
  9.3. Notices........................................................23
  9.4. Changes........................................................25
  9.5. Counterparts...................................................25
  9.6. Headings.......................................................25
  9.7. Nouns and Pronouns.............................................25
  9.8. Governing Law..................................................25
  9.9. Severability...................................................25
  9.10.  Construction.................................................26


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                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") made as of this 1st day of February, 1999, by and between America's Doctor, Inc., a Delaware corporation (the "Corporation"), and the purchasers identified on Schedule A hereto (the "Purchasers").

                                    RECITALS:

      Subject to the terms and conditions hereof, the Corporation desires to issue and sell, and the Purchasers desire to purchase, in the aggregate, up to 133,333 shares of Series A Convertible Preferred Stock, $0.01 par value, of the Corporation, and warrants to purchase a number of shares of Common Stock, $0.01 par value, of the Corporation specified in such warrants, substantially in the form of Exhibit A hereto (the "Warrants").

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. CERTAIN DEFINITIONS.

      1.1. Defined Terms.

            As used in this Agreement, the following terms shall have the following meanings:

            "Action" shall mean any action, suit, proceeding, claim, arbitration or investigation.

            "Activity Event of Default" shall have the meaning set forth in
Section 6.5(b)."Budget" shall mean the annual operating and capital budget of the Corporation, with monthly breakdowns prepared by management and signed by the Chief Executive Officer or the Chief Financial Officer of the Corporation.

            "Certificate of Incorporation" shall mean the Corporation's Restated Certificate of Incorporation, including the Certificate of Designations with respect to the Preferred Stock, a copy of which Certificate of Designations is attached hereto as Exhibit B.

            "Closing" shall mean the closing of the transactions contemplated under Section 2.3(a) of this Agreement.

            "Closing Date" shall mean the date of the Closing.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

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            "Commission" shall mean the United States Securities and Exchange
Commission.

            "Common Stock" shall mean the Corporation's Common Stock, par value $0.01 per share.

            "Corporation" shall mean America's Doctor, Inc., a Delaware corporation.

            "Designated Persons" shall mean the former and present directors, officers and employees of, and consultants to, the Corporation.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Intellectual Property Rights" shall mean all industrial and intellectual property rights, including without limitation, Proprietary Information, patents, patent applications, patent rights, mask works, mask work applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae.

            "IRS" shall mean the Internal Revenue Service.

            "Javelin" shall mean Javelin Capital Fund, L.P., a Delaware limited partnership, a small business investment Company licensed by the SBA, and its successors and assigns.

            "Operative Documents" shall mean, collectively, this Agreement and the Exhibits hereto.

            "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

            "Preferred Stock" shall mean the Corporation's Series A Convertible Preferred Stock, par value $0.01 per share.

            "Proprietary Information" shall mean all customer lists, source and object code, algorithms, architecture, structure, display screens, layouts, processes, inventions, trade secrets, know-how, development tools, software and other proprietary rights owned by the Corporation pertaining to any product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold (as the case may be), by the Corporation or used, employed or exploited in the development, license, sale, marketing or distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including without limitation, manuals, memoranda, know-how, notebooks, records and disclosures.


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            "Purchasers" shall mean the persons and entities identified on
Schedule A hereto.

            "Recent Balance Sheet" shall have the meaning set forth in Section 3.6(a)(iii).

            "Recent Financial Statements" shall have the meaning set forth in
Section 3.6(a)(iii).

            "Register", "Registered", "Registration" and "Registration Statement" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

            "Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement among the Corporation, Premier Research Worldwide, Ltd., Medical Advisory Systems, Inc. and the Purchasers substantially in the form attached hereto as Exhibit D.

            "Related Transaction" shall have the meaning set forth in Section 3.18.

            "SBA" shall mean the United States Small Business Administration.

            "SBIC" shall mean each of Javelin or Origen and "SBICs" shall mean Javelin and Origen, collectively.

            "SBIC Act" shall mean the Small Business Investment Act of 1958, as amended.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

            "Shareholders' Agreement" shall mean the Amended and Restated Shareholders' and Voting Agreement by and among the Corporation, the Purchasers, and the Common Stock shareholders identified therein substantially in the form attached hereto as Exhibit C.

            "Taxes" shall mean all federal, state, county, local and foreign income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including penalties and interest).

            "Warrants" shall have the meaning set forth in the second Recital above.


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      SECTION 2. AUTHORIZATION AND SALE.

      2.1. Authorization of Preferred Stock and Warrants.

            The Corporation has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 133,333 shares of its preferred stock having the rights, restrictions, privileges and preferences set forth in the Certificate of Incorporation. The Corporation has, or before the Closing will have, authorized the granting, pursuant to the terms of this Agreement, of shares of its Common Stock pursuant to the terms of the Warrants. The Corporation has, or before the Closing will have, filed the Certificate of Incorporation with the Secretary of State of the State of Delaware.

      2.2. Sale and Purchase.

            a) Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.3), the Corporation will sell and issue to Purchasers and Purchasers will purchase the number of shares of Preferred Stock indicated on Schedule A hereto opposite each such Purchaser's name and a Warrant for the purchase price of $30.00 per share, for an aggregate purchase price of $3,999,990.

            b) The Corporation will use the proceeds from the sales of the Preferred Stock and Warrants for product development, working capital and other valid corporate purposes.

      2.3. The Closing.

            a) The closing of the sale and purchase of the Preferred Stock and Warrants under this Agreement shall take place on the date hereof at the offices of Rifkin, Livingston, Levitan & Silver, LLC, Harbor Court, Suite 200, 575 South Charles Street, Baltimore, Maryland 21201, or at such other place as is mutually agreeable to the Corporation and the Purchasers.

            b) At the Closing, the Corporation shall deliver to each of the Purchasers a certificate for the shares of Preferred Stock being purchased by such Purchaser as set forth on Schedule A hereto, registered in the name of such Purchaser (or its nominee), and a Warrant, against payment to the Corporation of the purchase price set forth in Section 2.2(a), by wire transfer, check or other method acceptable to the Corporation.

            c) If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.


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      SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.

            The Corporation represents and warrants to each of the Purchasers as follows:

      3.1. Organization and Corporate Power.

            The Corporation:

            a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            b) has all requisite corporate power and authority to own, lease and operate its properties currently owned, leased and operated, to carry on its business as currently conducted and to execute, deliver and perform this Agreement; and

            c) is duly qualified as a foreign corporation and in good standing to do business in all such jurisdictions, if any, in which the conduct of its business or its ownership, leasing or operation of property as then conducted, owned, leased or operated, requires such qualification, except for those jurisdictions in which failure to so qualify would not have a material adverse effect on the business or assets of the Corporation.

            d) will have all requisite power and authority to execute and deliver the Operative Documents, to carry out the transactions contemplated thereby, and to issue and deliver the Preferred Stock and the Warrants, and the Common Stock issuable upon exercise of the Warrants.

      3.2. Authorization.

            a) The execution, delivery and performance by the Corporation of the Operative Documents have been duly authorized by all requisite corporate action by the Corporation, and the Operative Documents constitute the valid and binding obligations of the Corporation, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principals of equity.

            b) The issuance, sale and delivery of the Preferred Stock and Warrants and, upon exercise of the Warrants or the conversion of the Preferred Stock, the Common Stock issuable with respect to such exercise or conversion, have been duly authorized by all requisite corporate action of the Corporation, and when issued, sold and delivered in accordance with this Agreement, the Preferred Stock will be validly issued and outstanding, fully paid and nonassessable with only limited liability attaching solely to the ownership thereof, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others. When issued and delivered in accordance with the terms of the Certificate of Incorporation and the Warrants, the Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants will be validly issued and outstanding, fully paid and nonassessable with only limited liability


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attaching solely to the ownership thereof, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

      3.3. Equity Investments.

            The Corporation has never had, nor does it presently have, any subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest or other voting control, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

      3.4. Capitalization.

            a) The authorized capital stock of the Corporation, immediately prior to the Closing, will consist of (i) 2,500,000 shares of Common Stock, 534,579 of which shares are issued and outstanding and (ii) 1,000,000 shares of preferred stock, none of which shares are issued and outstanding. All of the issued and outstanding shares of the Corporation's capital stock have been duly authorized and validly issued and are fully paid and non-assessable and all securities previously issued and sold by the Corporation were issued and sold in compliance with applicable Federal securities laws. Except as set forth in
Schedule 3.4, no other shares of the Corporation's capital stock or securities convertible into or exchangeable for shares of the Corporation's capital stock have been issued or reserved for issuance, and except as set forth in Schedule
3.4 or contemplated by the Operative Documents, (A) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Corporation is authorized or outstanding, (B) there is not any, commitment or offer of the Corporation to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Corporation, (C) the Corporation has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof and (D) there are no restrictions on the transfer of the Corporation's capital stock other than compliance with applicable Federal securities laws. Except as contemplated by the Operative Documents or as set forth in Schedule 3.4, no person or entity is entitled to (1) any preemptive or similar right with respect to the issuance of any capital stock of the Corporation or (2) any rights with respect to the registration of any capital stock of the Corporation under the Securities Act.

            b) Immediately after consummation of the transactions contemplated hereby at the Closing, the authorized capital stock of the Corporation will consist of (i) 2,500,000 shares of Common Stock, of which 534,579 shares will be issued and outstanding, fully paid and nonassessable, and 383,333 shares will be reserved for issuance upon the conversion of Preferred Stock and Warrants, and
(ii) 1,000,000 shares of preferred stock, 133,333 of which shares will be designated as Preferred Stock and will be issued and outstanding, fully paid and nonassessable.


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      3.5. Shareholder Lists and Agreements.

            Schedule 3.5 annexed hereto sets forth a true and complete list of all shareholders and other security holders of the Corporation showing the number of shares of Common Stock or other securities held by each Shareholder or security holder. Except as set forth in Schedule 3.5 or otherwise as contemplated by the Operative Documents, there are no agreements, written or oral, between the Corporation and any of the holders of the Corporation's capital stock, or between or among any holders of the Corporation's capital stock, relating to the acquisition, disposition or voting of such capital stock.

      3.6. Financial Information.

            a) The Corporation has previously delivered to the Purchasers the following financial information:

                  (i) the Corporation's financial projections, dated December
            31, 1998 and related statements of income;

                  (ii) the balance sheet of the Corporation as of December 31,
            1998 and the related statements of income and schedules, prepared by the Corporation; and

                  (iii) the draft audited balance sheet of the Corporation as of
            June 30, 1998 (the "Recent Balance Sheet") and the related statements of income and cash flow, prepared by the Corporation's independent auditors (together, the "Recent Financial Statements").

            b) The projections referenced in Section 3.6(a)(i) above were prepared based upon good faith assumptions and represent the Corporation's reasonable estimate of future results based upon information available as of the date of such projections.

            c) To the Corporation's best knowledge, (i) the Recent Financial Statements (together with any notes and schedules thereto) are true, correct and complete, (ii) are in accordance with the books and records of the Corporation,
(iii) fairly present the financial condition of the Corporation as of the dates indicated and the results of operations and cash flow of the Corporation for the periods indicated and (iv) have been prepared in accordance with generally accepted accounting principles consistently applied.

      3.7. Absence of Undisclosed Liabilities.

            Except as disclosed in the Recent Financial Statements, as listed on
Schedule 3.7 hereof, or for liabilities incurred in the ordinary course and in amounts not greater than incurred for a comparable period in the prior fiscal year, as of the date of this Agreement, to the Corporation's best knowledge, (a) the Corporation has no liability of any nature (matured or unmatured, fixed or contingent) which was not


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provided for or disclosed on the Recent Balance Sheet, (b) all liability reserves, if any, established by the Corporation were adequate in all respects and were established by the Corporation in accordance with generally accepted accounting principles consistently applied, and (c) there are no loss contingencies (as such term is used in "Statement of Financial Accounting Standards No. 5" issued by the Financial Accounting Standards Board in March
1975) which were not adequately disclosed in the Recent Financial Statements as required by said Statement No. 5. There were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately provided for on the Recent Balance Sheet.

      3.8. Absence of Certain Changes.

            Except as listed on Schedule 3.8 and, with respect to the capitalization, as listed on Schedule 3.4, since June 30, 1998, there has not been:

            a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Corporation or any occurrence or circumstance or combination thereof which could reasonably be expected to result in any such material adverse change;

            b) any funds borrowed or any obligations or liabilities (absolute or contingent) incurred by the Corporation, except as incurred in the ordinary course of business consistent with past practices, or any endorsement, assumption or guaranty of payment or collection of any obligation of any other person or entity;

            c) any discharge or satisfaction by the Corporation of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities reflected in the Recent Financial Statements;

            d) any agreement or arrangement entered into by the Corporation granting preferential rights to purchase any of the assets, properties or rights of the Corporation (including management and control thereof), or requiring the consent of any party to a transfer or assignment of such assets, properties or rights (or change in the management or control thereof), or providing for the merger or consolidation of the Corporation with or into another corporation, association or business entity;

            e) any amendment or termination of any material contract, agreement or license to which the Corporation is a party, except in the ordinary course of business consistent with past practices;

            f) any transaction entered into by the Corporation other than in the ordinary course of business consistent with past practices;

            g) any material asset or property of the Corporation made subject to a lien of any kind;


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            h) any waiver of any valuable right of the Corporation, or, except in the ordinary course of business consistent with past practices, the cancellation of any debt or claim held by the Corporation;

            i) any declaration, setting aside or payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor;

            j) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation except in the ordinary course of business consistent with past practices;

            k) any loan by the Corporation to, or any loan to the Corporation from, any officer, director, employee or shareholder of the Corporation, or any agreement or commitment therefor, except advances in the ordinary course of business for reasonable travel and entertainment expenses in customary amounts;

            l) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Corporation;

            m) any change in the accounting methods or practices followed by the Corporation; or

            n) any agreement entered into to do any of the foregoing described in clauses (a) through (m) above.

      3.9. Tax Matters.

            Except as provided on Schedule 3.9 hereof, the Corporation has filed all federal, state, county, and local tax returns and tax reports required to be filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete. All Taxes required to have been paid or accrued by the Corporation have been fully paid or are adequately provided for on the Recent Balance Sheet. No issues have been raised (and are currently pending) by the IRS or any other taxing authority concerning the Corporation's liability for Taxes, and no waivers of statutes of limitations have been given or requested with respect to the Corporation. There is no tax lien of any kind outstanding against the assets, property, or business of the Corporation. All deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the IRS or by appropriate state or departmental tax authorities of the federal, state or local income tax, sales tax or franchise tax returns of or with respect to the Corporation have been fully paid or are adequately provided for on the Recent Balance Sheet and no proposed (but unassessed) additional taxes, interest or penalties have been asserted. The provisions for taxes in the Recent Balance Sheet are sufficient for the payment of all accrued and unpaid federal, state or local and foreign

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taxes as of such date. The Corporation has not (i) elected to be treated as a collapsible corporation pursuant to Section 341(f) of the Code, nor (ii) made any other elections pursuant to the Code that would have an adverse effect on the Corporation, its financial condition, its business as presently conducted or presently proposed to be conducted or any of its properties or assets. The Corporation has not made any material payments, is not obligated to make any material payments and is not a party to any agreement that under certain circumstances could obligate it to make any material payments that would be treated as a "golden parachute" payment under the Code. The Corporation is not a party to any tax allocation or sharing agreement. The Corporation has not (i) been a member of an affiliated group filing a consolidated federal income tax return, and (ii) had liability for the Taxes of any entity under Treasury Regulation ss. 1.502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

      3.10. Title; Encumbrances; Burdensome Restrictions.

            The Corporation does not own and has never owned any real property. The items of personal property of the Corporation reflected on the Recent Financial Statements are in good operating condition and repair, reasonable wear and tear excepted, are suitable for the purposes for which they are presently used or then used in the conduct of its business, are structurally sound and free from patent defects and there is no material expenditure presently required in order to maintain such condition and state of repair or replace any tangible personal property. Except as set forth on Schedule 3.10 attached hereto, and, with respect to certain leasehold interests and licenses for the use of assets, as set forth in the Recent Financial Statements, the Corporation owns good and valid title (or leasehold title, as the case may be) to all property and assets, real, personal or fixed, tangible or intangible, used by it in its operations as presently conducted or as proposed to be conducted, subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind. The Corporation is not obligated under any contract or agreement or subject to any charter or other corporate restriction which adversely affects its business, properties, assets, prospects or condition (financial or otherwise). The Corporation is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned properties. The Corporation, in its capacity as lessee, is not in violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its leased properties. The Corporation has not received any notice of violation with which it has not complied.

      3.11. Intellectual Property Rights.

            a) A complete list of the Intellectual Property Rights of the Corporation is set forth on Schedule 3.11 to this Agreement. Except as set forth on Schedule 3.11 attached hereto, there are no Intellectual Property Rights necessary or required to enable the Corporation to carry on its respective business as now conducted and as presently proposed to be conducted. No third party has any ownership right, title, interest, claim in or lien on any of the Intellectual Property Rights of the Corporation and there are no restrictions on the Corporation's use or right to use the Intellectual Property Rights. The Corporation has not granted or assigned to any other person or entity any right to make, have made, assemble or sell the products or proposed products or to provide the services or proposed services of the Corporation. To the best knowledge of the Corporation, no other Person is using or infringing upon the Corporation's Intellectual Property Rights.

            b) Except as set forth on Schedule 3.11, the Corporation has not violated or infringed, is not currently violating or infringing, and has not received any communications alleging that it (or any of its employees or consultants) has violated or infringed or, by conducting its business as presently conducted or proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other person or entity. No third party has claimed or has reason to claim that any Designated Person has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Corporation which suggests that such a claim might be contemplated. No Designated Person has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and no Designated Person has violated any confidential relationship which such Designated Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Corporation, and the Corporation has no reason to believe there will be any such employment or violation. None of the execution or delivery of this Agreement, or the carrying on of the business of the Corporation as officers, employees or agents by any Designated Person, or the conduct or proposed conduct of the business of the Corporation, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such Designated Person is obligated or under any judgment, decree or order of any court or administrative agency to which such Designated Person is subject.

      3.12. Litigation.

            Except as set forth on Schedule 3.12 hereof, there is no Action pending (or, to the best knowledge of the Corporation, currently threatened) against the Corporation, or its existing or proposed business or activities, properties or assets or, to the best knowledge of the Corporation, against any Designated Person in connection with such Designated Person's relationship with, or actions taken on behalf of, the Corporation. There is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties or financial condition of the Corporation. The Corporation is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality and there is no Action by the Corporation currently pending or which the Corporation intends to initiate.

      3.13. No Defaults.

            The Corporation is not in default under its Certificate of Incorporation or bylaws. The Corporation is not in default: (a) under any note, indenture, mortgage, other instrument evidencing indebtedness, lease, purchase or sales order, or any other material contract, agreement or instrument to which it is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. To the best knowledge of the Corporation, there exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing.

      3.14. Labor Agreements and Actions.

            The Corporation is not bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Corporation. There is no strike or other labor dispute involving the Corporation pending nor, to the best knowledge of the Corporation, threatened, nor is the Corporation aware of any labor organization activity involving its employees.

      3.15. Compliance.

            Except as set forth on Schedule 3.15 hereof, the Corporation (a) has complied in all material respects with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to its businesses or the ownership of its assets, and the Corporation has not received notice of any claimed default with respect to such laws, ordinances, rules and regulations; and (b) has or has applied for all federal, state, local and foreign governmental licenses and permits necessary or required to enable it to carry on its business as now conducted and as proposed to be conducted. To the Corporation's best knowledge, such licenses and permits, if issued, are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the best knowledge of the Corporation, threatened to revoke or limit any thereof. None of the aforesaid licenses and permits shall be affected in any material adverse respect by any Operative Document.

      3.16. Insurance.

            To the Corporation's best knowledge, all policies of commercial general liability, professional liability, theft, fidelity, life, fire, product liability, worker's compensation, health, excess liability and other forms of insurance held by the

Corporation are valid and enforceable policies and are outstanding and duly in force and all premiums with respect thereto are paid to date. The amounts of coverage under such policies of insurance for the assets and property of the Corporation are (a) adequate against risks usually insured against by Persons operating similar businesses and operating similar properties and (b) in compliance in all respects with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to its business that govern such amounts. There is no default with respect to any provision contained in any insurance policy, nor has there been any failure to give any notice or present any claim under any insurance policy in a timely fashion or in the manner or detail required by the policy. There are no outstanding claims under any insurance policy. No insurance policy provides for retrospective or retroactive premium adjustments. No notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any insurance policy has been received by the Corporation. The Corporation has not been refused any insurance, nor has its coverage been limited by any insurance carrier to which it has applied for insurance or with which it has carried insurance during the last five years.

      3.17. Conflicts.

            The execution and delivery of the Operative Documents by the Corporation, the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof by the Corporation and the issuance, sale and delivery of Preferred Stock by the Corporation, will not (i) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (wht due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, the Certificate of Incorporation or bylaws, or under any notice, indenture, mortgage, lease, purchase or sales order or other material contract, agreement or instrument to which the Corporation is a party or by which it or any of its property is bound or affected, or (iii) result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation.

      3.18. Accounts; Related Transactions.

            All accounts and notes receivable of the Corporation as of June 30, 1998 and all accounts and notes receivable arising between such date and the Closing Date are and will be valid and subsisting and represent and will represent accounts actually accrued in the ordinary course of business consistent with past practices. There have been no accounts receivable of the Corporation converted to notes receivable or otherwise extended.b) Except as set forth on Schedule 3.18 hereof, no current or former stockholder, director, officer or employee of the Corporation nor any relative or "associate" (as defined in the rules and regulations promulgated under the Exchange Act) of any such Person, is presently, directly or indirectly through his or its affiliation with any other person or entity, a party to any transaction with the Corporation providing for the furnishing of services (other than employment of such individuals by the Corporation) by or to, or the sale of products by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by, any such Person in excess of an aggregate of $1,000.00. For purposes of this Agreement, a transaction of the type described in this Section 3.18 is sometimes herein referred to as a "Related Transaction".

      3.19. Securities Law Compliance.

            The Corporation has not offered any Common Stock, or any security or securities similar to the Common Stock or the Preferred Stock, for sale to, or solicited any offers to buy any of the foregoing from, or otherwise approached or negotiated in respect thereof, with any Person or Persons other than a limited number of institutional or other sophisticated investors deemed to be "accredited investors" as such term is defined in Rule 501(a) of Regulation D adopted under the Securities Act and no more than thirty five unaccredited investors, and in accordance with, the Securities Act.

      3.20. No Consent or Approval Required.

            Except as set forth on Schedule 3.20 and for the filing of any notice subsequent to the Closing that may be required under applicable federal securities laws (which, if required, shall be filed on a timely basis as may be so required), no permit, consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Corporation of the Operative Documents or for the valid authorization, designation, issuance, sale and delivery of the Preferred Stock, or the carrying out by the Corporation of the transactions contemplated hereby.

      3.21. Agreements.

            a) Except as listed on Schedule 3.21, (x) the Corporation is not a party to any written or oral contract not made in the ordinary course of business and (y) whether or not made in the ordinary course of business, the Corporation is not a party to any written or oral:

            (i)   contract with any labor union;

            (ii) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements;

            (iii) contract for the employment of any officer, individual employee or other person on a full-time basis or any contract with any person on a consulting basis;

            (iv) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others;

            (v) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Corporation;

            (vi)  guaranty of any obligation for borrowed money or otherwise;

            (vii) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party;

           (viii) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation;

            (ix) agreement or other commitment for capital expenditures in excess of $10,000.00;

            (x) distributor, dealer, manufacturer's representative or sales agency agreement which is not terminable on less than ninety
                  (90) days' notice without cost or other liability to the Corporation (except for agreements which, in the aggregate, are not material to the business of the Corporation);

            (xi) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party;

            (xii) contract, agreement or commitment under which the Corporation has issued, or may become obligated to issue, any shares of capital stock of the Corporation, or any warrants, options, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock;

           (xiii) contract, agreement or commitment under which the Corporation is obligated to repurchase or otherwise acquire or retire any shares of its capital stock;

            (xiv) contract, agreement or commitment with officers, directors, employees or shareholder of the Corporation or persons or entities related to or affiliated with any such persons;

            (xv) contract, agreement or commitment relating to product development;

            (xvi) agreements which limit the freedom of the Corporation or its employees, officers or directors to engage in any area of business or to compete with any other person or entity; or

           (xvii) any other contract, agreement, arrangement or understanding which is material to the operation of the business of the Corporation.

The Corporation has furnished to counsel to the Purchasers true and correct copies of all such written agreements and other documents.

            b) Except as contemplated by the Operative Documents, no Person has any right to cause the Corporation to effect the registration under the Securities Act of any shares of Common Stock, Preferred Stock or any other securities (including without limitation, debt securities) of the Corporation.

            c) Except as set forth in Schedule 3.21, the execution, delivery and performance by the Corporation of the Operative Documents and the offering, issuance and sale of the Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Preferred Stock and upon the exercise of the Warrants does not and will not conflict with or result in any violation of, breach of or default under any purchase order issued by the Corporation for an amount equal to or in excess of $5,000 or any other contract, obligation or commitment of the Corporation, or any charter provision, bylaw or corporate restriction of the Corporation, or result in the creation of any lien, charge, security interest or encumbrance of any nature upon any of the properties or assets of the Corporation or violate any instrument, agreement, judgment, decree, order, statute, rule or governmental regulation applicable to the Corporation or to which the Corporation is a party or by which it or any of its properties are bound.

      3.22. Brokers.

            Except as set forth on Schedule 3.22, neither the Corporation, nor any of its officers, directors, employees or stockholders have employed any broker or finder in connection with the transactions contemplated by this Agreement.

      3.23. Employee Benefit Plans; Employees.

            a) Except as set forth on Schedule 3.23, the Corporation has no employee benefit plans, pension, retirement, deferred compensation, profit sharing, bonus, incentive, stock option, severance, health, life, disability, group insurance or other plans, programs or arrangements.

            b) No employee of the Corporation will become entitled to any bonus, retirement, severance or similar benefit or enhanced benefit solely as a result of the transactions contemplated hereby.

            c) The Corporation is not aware that any officer, director, executive or management employee of or consultant to the Corporation has any plans to terminate his relationship with the Corporation. Except as set forth in
Schedule 3.23, the Corporation is in compliance with and has been in compliance with all applicable laws relating to the employment of labor, including without limitation, provisions relating to wages, laws, equal opportunity, collective bargaining and the payment of social security and other taxes. Except as set forth on Schedule 3.23, all employees of the Corporation are engaged on a full-time basis.

      3.24. Investment Company Act.

            The Corporation is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

      3.25. Small Business Concern.

            The Company represents and warrants to the SBICs that the Company, taken together with its "affiliates" (as that term is defined in 13 C.F.R. ss.121.103), is a "Small Business Concern" within the meaning of 15 U.S.C. ss.662(5), that is Section 103(5) of the Small Business Investment Act of 1958, as amended (the "Act"), and the regulations thereunder, including 13 C.F.R. ss.107, and meets the applicable size eligibility criteria set forth in 13 C.F.R. ss.121.301(c)(1) or the industry standard covering the industry in which the Company is primarily engaged as set forth in 13 C.F.R. ss.121.301(c)(2). Neither the Company nor any of its subsidiaries presently engages in any activities for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. ss.107.

      3.26. Real Property Holding Corporation.

            The Corporation is not a real property holding corporation within the meaning of Code Section 897(c)(2) and any regulations promulgated thereunder.

      3.27. Disclosure.

            To the Corporation's best knowledge, neither this Agreement nor any other written document, certificate, instrument or statement furnished or made to the Purchasers by or on behalf of the Corporation in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Corporation which materially adversely affects the business, properties or financial condition of the Corporation which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Purchasers by or on behalf of the Corporation.

      SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

            Each of the Purchasers, severally and not jointly, represents, warrants and covenants to the Corporation that:

            a) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Shareholders' Agreement have been duly authorized by all requisite action by the Purchasers and each constitutes the valid and binding obligation of the Purchasers, enforceable in accordance with its terms;

            b) it is acquiring the Preferred Stock and Warrants for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act;

            c) it understands that the Preferred Stock and Warrants have not been, and will not be, registered under the Securities Act, in each case by reason of its issuance by the Corporation in a transaction exempt from the registration requirements of the Securities Act; and that the Preferred Stock and Warrants must be held by it indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration;

            d) it understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if and when applicable, Rule 144 may only afford the basis for sales in limited amounts;

            e) it will not transfer the Preferred Stock or Warrants except in compliance with the Shareholders' Agreement, the Registration Rights Agreement and applicable law;

            f) it has not employed any broker or finder in connection with the transactions contemplated by this Agreement; and

            g) (i) it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, and by reason of its business and financial experience, and the business and financial experience of those persons retained by it to advise it with respect to its investment in the Preferred Stock, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment and (ii) it is familiar with the business of the Corporation and has had the opportunity to ask questions of the officers and directors of the Corporation and to obtain such information about the financial condition of the Corporation as it has requested.

      SECTION 5. CONDITIONS TO AND DELIVERIES AT CLOSING.

            The obligations of each of the Purchasers hereunder are subject to the satisfaction of the following conditions at or before the Closing; provided, however, that each of the following conditions may be waived in writing, in advance, by the approval of each of the Purchasers:

      5.1. Preferred Stock.

            The Purchasers shall have received the Preferred Stock to be issued in connection with such Closing which shall have been duly authorized, issued and executed by the Corporation. The gross proceeds to the Corporation from the sale of the Preferred Stock and Warrants shall be no less than $3,999,990.

      5.2. Accuracy of Representations and Warranties.

            To the Corporation's best knowledge, each representation and warranty contained in Section 3 and in the Operative Documents shall be true on and as of such Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

      5.3. Performance.

            The Corporation shall have performed and complied with all agreements and conditions contained in this Agreement and in the Operative Documents required to be performed or complied with by the Corporation prior to or at the Closing.

      5.4. Corporate Proceedings; Consents, Etc.

            All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by the Operative Documents shall have been taken or obtained and all documents incident thereto shall be satisfactory in form and substance to each of the Purchasers and to their counsel and each of the Purchasers shall have received all such originals or certified or other copies of such documents it may reasonably have requested.

      5.5. Certificate of Secretary.

            The Purchasers shall have received a certificate of the Secretary of the Corporation, dated the date of the Closing, to the effect that (i) attached thereto is a true and complete copy of the Certificate of Incorporation and the bylaws of the Corporation (as amended through such date) as in effect on the date thereof, (ii) the Certificate of Incorporation and the bylaws are sufficient in form and substance to permit the transactions contemplated in the Operative Documents, (iii) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors authorizing the execution, delivery and performance of the Operative Documents, the execution, issuance and delivery of the Preferred Stock and Warrants, and certifying that such resolutions are the only resolutions of the Board of Directors with respect to such matters, (iv) the Corporation is in good standing in reliance on a good standing certificate from the Secretary of State of the State of Delaware as of a recent date.

      5.6. Shareholders' Agreement and Registration Rights Agreement.

            The Shareholders' Agreement and the Registration Rights Agreement shall have each been executed and delivered by the Corporation and such other parties named therein. In addition, the Corporation and such parties shall have complied with all of the terms and conditions of the Shareholders' Agreement, including without limitation, the placement of legends required to be placed on securities owned by such parties.

      5.7. Adverse Proceedings; No Material Adverse Effect.

            No suit, action, or other proceeding seeking to restrain, prevent or change the transactions contemplated hereby, in the Registration Rights Agreement or in the Shareholders' Agreement or otherwise questioning the validity or legality of such transactions shall have been instituted and be pending. No event, occurrence, fact, condition, change, development or effect shall have occurred, exist or come to exist since June 30, 1998, that, individually or in the aggregate, has constituted or resulted in or could reasonably be expected to constitute or result in, a material adverse effect on the Corporation other than as may be due to a change in general economic conditions.

      5.8. Small Business Administration Documentation.

            On or before the closing of the Investment, the SBIC shall have received from the Company SBA Form 480 (Size Status Declaration) and SBA Form 652 (Assurance of Compliance ) which have been completed and executed by the Company, and SBA Form 1031 (Portfolio Finance Report), Parts A and B of which has been completed by the Company (the "SBA Documents").

      5.9. Employment Agreements.

            Employment agreements in the forms attached as Exhibit E hereto shall have been executed and delivered by the Corporation and each of Scott M. Rifkin, Jeffrey Lefko, Laura Gill and Allan Sanders.

      5.10. Absence of Liens.

            The Corporation's business and assets shall be free and clear of all liens, claims, security interests and encumbrances whatsoever except as set forth on Schedule 3.9.

      5.11. Opinion of Counsel.

            The Purchasers shall have received an opinion from Rifkin, Livingston, Levitan & Silver, LLC, counsel for the Corporation, dated the Closing Date, addressed to the Purchasers, and satisfactory in form and substance to Purchasers.

      5.12. Effectiveness.

            The Certificate of Incorporation shall have been made effective by filing such Certificate of Incorporation with the Secretary of State of the State of Delaware.

      5.13. Approvals.

            The Board of Directors of the Corporation shall have each duly approved this Agreement, the Shareholders' Agreement, the Registration Rights Agreement, the Certificate of Incorporation, the Warrants and the transactions contemplated under each of the foregoing, and the Purchasers shall have received a certificate of an officer of the Corporation certifying the resolutions or the Board of Directors of the Corporation with respect to such approvals. Any shareholder approval required in connection with the transaction contemplated hereby shall have been obtained, and the Purchasers shall have received a certificate of an officer of the Corporation certifying the resolutions of the shareholders of the Corporation with respect to such approvals.

      5.14. Other Matters.

            All business and legal due diligence shall have been satisfactorily completed by each of the Purchasers and their counsel, as determined in each of the Purchasers' sole discretion. All corporate, legal, governmental, administrative and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

      SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS, ETC.

            All representations and warranties hereunder shall survive the Closing for a period of two years and thereafter shall terminate. All statements contained in any certificate or other instrument delivered by the Corporation or by an officer on behalf of the Corporation through the date hereof pursuant to this Agreement, any agreement delivered in connection herewith, or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by the Corporation under this Agreement. All agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative, and in any event, so long as any of the shares of Preferred Stock are outstanding.

      SECTION 7. ADDITIONAL REMEDIES.

            In case any one or more of the representations, warranties, covenants and/or agreements set forth in this Agreement or any other agreement executed in connection herewith shall have been breached by the Corporation, and in case any claim is made against the Corporation by any shareholder that the securities issued to it by the Corporation were issued in violation of any state securities or "blue sky" laws, the Corporation agrees to indemnify, defend and hold the Purchasers harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses (including, without limitation, interest, penalties, fines, punitive damages and reasonable attorneys' fees and disbursement), arising out of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any conditions or covenants in this Agreement, or in the schedules and exhibits attached hereto or in any documents furnished by or on behalf of the Corporation or such violation of state securities or "blue sky" laws.

      SECTION 8. EXPENSES.

            The Corporation shall bear its own expenses and legal fees with respect to the transactions contemplated by the Operative Documents and shall pay, and save the Purchasers harmless against all liability for the payment of:
(a) all costs and other expenses incurred in connection with the preparation of the Operative Documents and the Corporation's performance of and compliance with all agreements and conditions contained therein on its part to be performed or complied with prior to the date hereof, including the fees and disbursements of one counsel to the Purchasers for services rendered in connection therewith, up to $50,000, (b) all costs and other expenses incurred by the Corporation in connection with delivering to the Purchasers the Preferred Stock, Warrants and the Common Stock upon conversion or exercise thereof, (c) the fees and disbursements of one counsel to the Purchasers for services rendered after the date hereof in connection with (i) any amendment or waiver with respect to any of the terms or conditions of any of the Operative Documents or (ii) the enforcement of the rights of the Purchasers pursuant to the terms and conditions of any of the Operative Documents if such enforcement results from a breach by the Corporation of any of its obligations under any of the Operative Documents. The Corporation further agrees that it shall pay, and shall save the Purchasers harmless from any and all liability with respect to, any stamp, issue or similar taxes which may be determined to be payable in connection with the execution, delivery, performance and/or issuance, as the case may be, of the Preferred Stock, the Warrants or the Common Stock upon conversion or exercise thereof, or any amendment or waiver of the terms or conditions of any of the Operative Documents. The Corporation shall reimburse the members of its board of directors, including any members designated by the holders of the Preferred Stock, for travel and other out-of-pocket expenses associated with their services as members of the board of directors, and shall reimburse the Purchasers for any expenses incurred by Purchasers on behalf of the Corporation.

      SECTION 9. ADDITIONAL PROVISIONS.

      9.1. Successors and Assigns.

            This Agreement shall bind and inure to the benefit of the Corporation and the Purchasers, and the respective successors, assigns, transferees, heirs, executors and administrators of the Corporation and the Purchasers.

      9.2. Entire Agreement.

            This Agreement (as amended from time to time) and the other writings referred to herein or delivered pursuant thereto (including all Schedules and Exhibits hereto) which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supercede all prior and contemporaneous arrangements or understandings with respect thereto.

      9.3. Notices.

            All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, by nationally-recognized overnight courier service or by telecopy, receipt confirmed, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

      If to the Corporation, to:

      America's Doctor, Inc.
      11403 Cronridge Drive, Suite 200
      Owings Mills, MD  21117
      Attention: Scott M. Rifkin, M.D.

      With a copy to:

      Rifkin, Livingston, Levitan & Silver, LLC
      Harbor Court, Suite 200
      575 South Charles Street
      Baltimore, MD  21201
      Attention: Jamie Eisenberg, Esq.

      If to the Purchasers, to:

      Tullis-Dickerson Capital Focus II, L.P.
      One Greenwich Plaza
      Greenwich, CT 06830
      Attention: Mr. Thomas P. Dickerson

      And:

      TD Origen Capital Fund, L.P.
      One Technology Center
      1155 University Blvd., S.E.
      Alburquerque, NM 87106
      Attention: J. Michael Schafer

      And:

      Javelin Capital Fund, L.P.
      2850 Cahaba Road, Suite 240
      Birmingham, AL 35223
      Attention: Lyle H. Hohnke

      With a copy to:

      Law Offices of Gloria M. Skigen
      One Greenwich Plaza, Third Floor
      Greenwich, CT  06830
      Attention: Gloria M. Skigen, Esq.

All such notices, advises and communications shall be deemed to have been received (a) in the case of personal delivery or overnight courier service, on the date of such delivery, (b) in the case of telecopy, upon receipt of a confirmation report, and (c) in the case of mailing, on the third day after the posting thereof.

      9.4. Changes.

            The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the consent of the Corporation and the Purchasers, or their permitted transferees.

      9.5. Counterparts.

            This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      9.6. Headings.

            The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

      9.7. Nouns and Pronouns.

            Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the similar form of names and pronouns shall include the plural and vice-versa.

      9.8. Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of laws.

      9.9. Severability.

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      9.10. Construction.

            The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                        THE CORPORATION:

                                        AMERICA'S DOCTOR, INC.

                                        By: /s/ Scott M. Rifkin
                                            ----------------------------------
                                            Name:  Scott M. Rifkin
                                            Title: Chief Executive Officer


                                        PURCHASERS:

                                        TULLIS-DICKERSON CAPITAL FOCUS II, L.P.

                                        By: Tullis-Dickerson Partners II, LLC,
                                            its general partner

                                        By: /s/ Thomas P. Dickerson
                                            ----------------------------------
                                        Thomas P. Dickerson, Principal


                                        TD ORIGEN CAPITAL FUND, L.P.

                                        By: TD II Regional Partners, Inc.,
                                            its general partner

                                        By: /s/ Thomas P. Dickerson
                                            ----------------------------------
                                        Thomas P. Dickerson, Vice President


                                        JAVELIN CAPITAL FUND, L.P.

                                        By: JVP, L.P., its general partner

                                        By:  JVP, Inc., its general partner

                                        By: /s/ Thomas P. Dickerson
                                            ----------------------------------
                                        Thomas P. Dickerson, Vice President

                                                                      Schedule A

                                   Purchasers
                                   ----------

                                              Series A Preferred       Total
Name and Address                                     Shares       Purchase Price
----------------                                     ------       --------------

Javelin Capital Fund, L.P.
2850 Cahaba Road, Suite 240
Birmingham, AL 35223                                    16,667        $  500,010

TD Origen Capital Fund, L.P.
One Technology Center
1155 University Blvd., S.E
Albuquerque, NM 87106                                   16,667        $  500,010

Tullis-Dickerson Capital Focus II, L.P.
One Greenwich Plaza
Greenwich, CT 06830                                     99,999        $2,999,970
                                                    ----------        ----------
         TOTAL:                                        133,333        $3,999,990


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